COMMITMENTS AND CONTINGENCIES	12 Months Ended
Feb. 02, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases property and equipment, manufacturing facilities, and office space under non-cancelable leases. Certain of these leases obligate the Company to pay taxes, maintenance, and repair costs. As of February 2, 2018 future minimum lease payments under these non-cancelable leases were as follows: $405 million in Fiscal 2019; $345 million in Fiscal 2020; $275 million in Fiscal 2021; $204 million in Fiscal 2022; $131 million in Fiscal 2023; and $700 million thereafter.

The amount of the future lease commitments after Fiscal 2023 is primarily for the ground leases on VMware Inc.'s Palo Alto, California headquarter facilities, which expire in Fiscal 2047.

For the fiscal years ended February 2, 2018 and February 3, 2017, rent expense under all leases totaled $571 million and $279 million, respectively.

Purchase Obligations

The Company has contractual obligations to purchase goods or services, which specify significant terms, including fixed or minimum quantities to be purchased; fixed, minimum, or variable price provisions; and the approximate timing of the transaction. As of February 2, 2018, purchase obligations were $3,046 million, $219 million, and $256 million for Fiscal 2019, Fiscal 2020, and Fiscal 2021 and thereafter, respectively.

Legal Matters

The Company is involved in various claims, suits, assessments, investigations, and legal proceedings that arise from time to time in the ordinary course of its business, including those identified below, consisting of matters involving consumer, antitrust, tax, intellectual property, and other issues on a global basis. The Company accrues a liability when it believes that it is both probable that a liability has been incurred and that it can reasonably estimate the amount of the loss. The Company reviews these accruals at least quarterly and adjusts them to reflect ongoing negotiations, settlements, rulings, advice of legal counsel, and other relevant information. To the extent new information is obtained and the Company's views on the probable outcomes of claims, suits, assessments, investigations, or legal proceedings change, changes in the Company's accrued liabilities would be recorded in the period in which such a determination is made. For some matters, the amount of liability is not probable or the amount cannot be reasonably estimated and therefore accruals have not been made. The following is a discussion of the Company's significant legal matters and other proceedings:

EMC Merger Litigation — The Company, Dell, and Universal Acquisition Co. ("Universal") were named as defendants in fifteen putative class-action lawsuits brought by purported EMC shareholders and VMware, Inc. stockholders challenging the proposed merger between the Company, Dell, and Universal on the one hand, and EMC on the other (the "EMC merger"). Those suits are captioned as follows:

Case		Court	Filing Date
1.	IBEW Local No. 129 Benefit Fund v. Tucci, Civ. No. 1584-3130-BLS1	Mass. Superior Court, Suffolk County	10/15/2015
2.	Barrett v. Tucci, Civ. No. 15-6023-A	Mass. Superior Court, Middlesex County	10/16/2015
3.	Graulich v. Tucci, Civ. No. 1584-3169-BLS1	Mass. Superior Court, Suffolk County	10/19/2015
4.	Vassallo v. EMC Corp., Civ. No. 1584-3173-BLS1	Mass. Superior Court, Suffolk County	10/19/2015
5.	City of Miami Police Relief & Pension Fund v. Tucci, Civ. No. 1584-3174-BLS1	Mass. Superior Court, Suffolk County	10/19/2015
6.	Lasker v. EMC Corp., Civ. No. 1584-3214-BLS1	Mass. Superior Court, Suffolk County	10/23/2015
7.	Walsh v. EMC Corp., Civ. No. 15-13654	U.S. District Court, District of Massachusetts	10/27/2015
8.	Local Union No. 373 U.A. Pension Plan v. EMC Corp., Civ. No. 1584-3253-BLS1	Mass. Superior Court, Suffolk County	10/28/2015
9.	City of Lakeland Emps.' Pension & Ret. Fund v. Tucci, Civ. No. 1584-3269-BLS1	Mass. Superior Court, Suffolk County	10/28/2015
10.	Ma v. Tucci, Civ. No. 1584-3281-BLS1	Mass. Superior Court, Suffolk County	10/29/2015
11.	Stull v. EMC Corp., Civ. No. 15-13692	U.S. District Court, District of Massachusetts	10/30/2015
12.	Jacobs v. EMC Corp., Civ. No. 15-6318-H	Mass. Superior Court, Middlesex County	11/12/2015
13.	Ford v. VMware, Inc., C.A. No. 11714-VCL	Delaware Chancery Court	11/17/2015
14.	Pancake v. EMC Corp., Civ. No. 16-10040	U.S. District Court, District of Massachusetts	1/11/2016
15.	Booth Family Trust v. EMC Corp., Civ. No. 16-10114	U.S. District Court, District of Massachusetts	1/26/2016

The fifteen lawsuits sought, among other things, injunctive relief enjoining the EMC merger, rescission of the EMC merger if consummated, an award of fees and costs, and/or an award of damages.
The complaints in the IBEW, Barrett, Graulich, Vassallo, City of Miami, Lasker, Local Union No. 373, City of Lakeland, and Ma actions generally allege that the EMC directors breached their fiduciary duties to EMC shareholders in connection with the EMC merger by, among other things, failing to maximize shareholder value and agreeing to provisions in the EMC merger agreement that discouraged competing bids. After consolidating the fifteen complaints, by decision dated December 7, 2015, the Business Litigation Session of the Suffolk County Superior Court in Massachusetts dismissed all nine complaints for failure to make a demand on the EMC board of directors. Three of the nine plaintiffs in the consolidated actions appealed the judgment dismissing their complaints. The Massachusetts Supreme Judicial Court granted an application for direct appellate review, and heard oral argument on the appeal on November 7, 2016. On March 6, 2017, the Supreme Judicial Court issued a decision affirming the dismissal. This decision terminated the consolidated actions.
The complaints in the Walsh, Stull, Pancake, and Booth actions allege that the EMC directors breached their fiduciary duties to EMC shareholders in connection with the EMC merger by, among other things, failing to maximize shareholder value and agreeing to provisions in the EMC merger agreement that discouraged competing bids. The complaints generally further allege that the preliminary registration statement on Form S-4 filed by the Company on December 14, 2015, in connection with the transaction contained material misstatements and omissions, in violation of Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and SEC Rule 14a-9 promulgated thereunder and that the Company, Dell, and Universal acted as controlling persons of EMC under Section 20(a) of the Exchange Act. On June 6, 2016, the Securities and Exchange Commission declared effective the Company's registration statement on Form S-4 relating to the EMC merger (the "SEC Form S-4"), including the amendments thereto. On June 17, 2016, the parties to the Walsh, Stull, Pancake, and Booth actions submitted to the Court a Stipulation and Proposed Order Dismissing Action and Retaining Jurisdiction to Determine Plaintiffs' Counsel's Application for an Award of Attorneys' Fees and Reimbursement of Expenses. In the stipulation, the plaintiffs represented to the Court that they believe sufficient information had been disclosed to warrant dismissal of the actions as moot in light of the disclosures in the SEC Form S-4, including the amendments thereto. On October 25, 2016, following an agreement between the parties with respect to payment of attorneys' fees and expenses, the Court entered an order terminating the four actions for all purposes.

The amended complaints in the Jacobs and Ford actions allege that EMC, as the majority stockholder of VMware, Inc., and the individual defendants, who were directors of EMC, VMware, Inc., or both, breached their fiduciary duties to minority stockholders of VMware, Inc. in connection with the proposed EMC merger by allegedly entering into or approving a merger that favors the interests of EMC and Dell at the expense of the minority stockholders. The plaintiffs in the Jacobs action also brought suit against the Company, Dell, and Universal as alleged aiders and abettors. Effective December 2, 2016, the parties entered into an agreement to resolve the Jacobs action, pursuant to which the plaintiff voluntarily dismissed the action with prejudice. Under the operative amended complaint in the Ford action, the plaintiffs also brought suit against the Company and Dell for alleged breach of fiduciary duties to VMware, Inc. and its stockholders, and against the Company, Dell, and Universal for aiding and abetting the alleged breach of fiduciary duties by EMC's and VMware, Inc.'s directors. Certain defendants filed motions to dismiss the amended complaint on June 21, 2016. A hearing on those motions was held on February 3, 2017. On May 2, 2017, the Court dismissed the amended complaint for failure to state a claim upon which relief could be granted and no appeal was taken. All fifteen EMC merger-related lawsuits are now fully and finally resolved.

Appraisal Proceedings — On October 29, 2013, Dell Technologies acquired Dell in a transaction referred to as the going-private transaction.  Holders of shares of Dell common stock who did not vote on September 12, 2013 in favor of the proposal to adopt the amended going-private transaction agreement and who properly demanded appraisal of their shares and who otherwise comply with the requirements of Section 262 of the Delaware General Corporate Law ("DGCL") are entitled to seek appraisal for, and obtain payment in cash for the judicially determined "fair value" (as defined pursuant to Section 262 of the DGCL) of, their shares in lieu of receiving the going-private transaction consideration. Dell initially recorded a liability of $13.75 for each share with respect to which appraisal has been demanded and as to which the demand has not been withdrawn, together with interest at the statutory rate discussed below. This liability was approximately $129 million as of both February 2, 2018 and February 3, 2017. The Court of Chancery ruled that the fair value of the appraisal shares as of October 29, 2013, the date on which the going-private transaction became effective, was $17.62 per share. This ruling would entitle the holders of the remaining 5,505,630 shares subject to the appraisal proceedings to $17.62 per share, plus interest at a statutory rate, compounded quarterly. On November 21, 2016, the Court of Chancery entered final judgment in the appraisal action. On November 22, 2016, Dell filed a notice of appeal to the Delaware Supreme Court, which issued a decision on December 14, 2017. In its decision, the Delaware Supreme Court reversed, in part, and affirmed, in part, the decision of the Delaware Court of Chancery.  On January 2, 2018, the Delaware Supreme Court issued its formal mandate remanding the matter to the Court of Chancery for further proceedings consistent with its opinion.  In accordance with direction by the Court of Chancery, the parties have submitted proposals to the Court of Chancery outlining the remaining issues to be adjudicated and a schedule for resolving those issues.  The Company believes it was adequately reserved for the appraisal proceedings as of February 2, 2018.

Securities Litigation — On May 22, 2014, a securities class action seeking compensatory damages was filed in the United States District Court for the Southern District of New York, captioned the City of Pontiac Employee Retirement System vs. Dell Inc. et. al. (Case No. 1:14-cv-03644).  The action names as defendants Dell Inc. and certain current and former executive officers, and alleges that Dell made false and misleading statements about Dell's business operations and products between February 22, 2012 and May 22, 2012, which resulted in artificially inflated stock prices. The case was transferred to the United States District Court for the Western District of Texas, where the defendants filed a motion to dismiss. On September 16, 2016, the Court denied the motion to dismiss and the case is proceeding with discovery. The defendants believe the claims asserted are without merit and the risk of material loss is remote.

Copyright Levies — The Company's obligation to collect and remit copyright levies in certain European Union ("EU") countries may be affected by the resolution of legal proceedings pending in Germany and other EU member states against various companies, including Dell subsidiaries. The plaintiffs in those proceedings generally seek to impose or modify the levies with respect to sales of such equipment as multifunction devices, phones, personal computers, storage devices, and printers, alleging that such products enable the copying of copyrighted materials. Some of the proceedings also challenge whether the levy schemes in those countries comply with EU law. Certain EU member countries that do not yet impose levies on digital devices are expected to implement legislation to enable them to extend existing levy schemes, while some other EU member countries are expected to limit the scope of levy schemes and their applicability in the digital hardware environment. Dell, other companies, and various industry associations have opposed the extension of levies to the digital environment and have advocated alternative models of compensation to rights holders. The Company continues to collect levies in certain EU countries where it has determined that based on local laws it is probable that it has a payment obligation. The amount of levies is generally based on the number of products sold and the per-product amounts of the levies, which vary. The Company accrues a liability when it believes that it is both probable that a loss has been incurred and when it can reasonably estimate the amount of the loss.

Other Litigation — The various legal proceedings in which Dell is involved include commercial litigation and a variety of patent suits. In some of these cases, Dell is the sole defendant. More often, particularly in the patent suits, Dell is one of a number of defendants in the electronics and technology industries. Dell is actively defending a number of patent infringement suits, and several pending claims are in various stages of evaluation. While the number of patent cases varies over time, Dell does not currently anticipate that any of these matters will have a material adverse effect on its business, financial condition, results of operations, or cash flows.

As of February 2, 2018, the Company does not believe there is a reasonable possibility that a material loss exceeding the amounts already accrued for these or other proceedings or matters has been incurred. However, since the ultimate resolution of any such proceedings and matters is inherently unpredictable, the Company's business, financial condition, results of operations, or cash flows could be materially affected in any particular period by unfavorable outcomes in one or more of these proceedings or matters. Whether the outcome of any claim, suit, assessment, investigation, or legal proceeding, individually or collectively, could have a material adverse effect on the Company's business, financial condition, results of operations, or cash flows will depend on a number of variables, including the nature, timing, and amount of any associated expenses, amounts paid in settlement, damages, or other remedies or consequences.

Indemnifications

In the ordinary course of business, the Company enters into contractual arrangements under which it may agree to indemnify the third party to such arrangements from any losses incurred relating to the services it performs on behalf of the Company or for losses arising from certain events as defined in the particular contract, such as litigation or claims relating to past performance. Such indemnification obligations may not be subject to maximum loss clauses. Historically, payments related to these indemnifications have not been material to the Company.

In connection with the divestitures discussed in Note 4 of the Notes to the Consolidated Financial Statements, the Company has indemnified the purchasers of businesses for the occurrence of specified events. The Company does not currently believe that contingent obligations to provide indemnification in connection with these divestitures will have a material adverse effect on the Company.

Certain Concentrations

The Company maintains cash and cash equivalents, derivatives, and certain other financial instruments with various financial institutions that potentially subject it to concentration of credit risk. As part of its risk management processes, the Company performs periodic evaluations of the relative credit standing of these financial institutions. The Company has not sustained material credit losses from instruments held at these financial institutions. Further, the Company does not anticipate nonperformance by any of the counterparties.

The Company markets and sells its products and services to large corporate clients, governments, and health care and education accounts, as well as to small and medium-sized businesses and individuals. No single customer accounted for more than 10% of the Company's consolidated net revenue during the fiscal year ended February 2, 2018 and February 3, 2017.

The Company utilizes a limited number of contract manufacturers who assemble a portion of its products. The Company may purchase components from suppliers and sell those components to the contract manufacturers, thereby creating receivable balances from the contract manufacturers. The agreements with the majority of the contract manufacturers allow the Company a legal right to offset its payables against these receivables, thus mitigating the credit risk wholly or in part. Receivables from the Company's four largest contract manufacturers represented the majority of the gross non-trade receivables of $3.3 billion and $2.7 billion as of February 2, 2018 and February 3, 2017, respectively, of which $2.8 billion and $2.2 billion as of February 2, 2018 and February 3, 2017, respectively, have been offset against the corresponding payables. The portion of receivables not offset against payables is included in other current assets in the Consolidated Statement of Financial Position. The Company does not reflect the sale of the components in revenue and does not recognize any profit on the component sales until the related products are sold.